Exhibit 10.6

BENCHMARK
Group of Companies

01/21/2016
LEASE MODIFICATION

WHEREAS by a Lease Agreement dated July 23. 2009 and Lease Modification dated June 7, 2012, and January 17, 2014, (hereinafter referred to as "the Lease”:), between DSG TAG SYSTEMS INC. as Tenant and BENCHMARK ESTATE (2009) LTD., as Landlord, the Tenant did lease the following Premises for a three (3) year term:

5455 - 152nd Street. Unit 214
Surrey, British Columbia
Parcel Identifier: 027-565-726
Lot A, Section 3, Township 2 and of District Lot 167
Group 2 Plan BCP37163
New Westminster District
 (Hereinafter called the "Premises")

All of which is described in the Lease;

AND WHEREAS it has been agreed between the parties that the Lease be amended as hereinafter provided.

AND WHEREAS it has been agreed between the parties that the Lease is extended by an additional three (3) months at Minimum Rent rates as outlined as hereinafter provided.

NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of the premises and of the sum of ONE ($1.00) Dollar now paid by the Tenant to the Landlord (the receipt whereof is hereby acknowledged), the parties agreed to modify the Lease as follows:

Add to Clause 1.1 (f) of the Lease Agreement dated July 23, 2009 and Lease Modification dated June 7. 2012, January 17. 2014, the enclosed Clause 1.1(f) dated January 25, 2016.

Add to Clause 1.1 (g) of the Lease Agreement dated July 23. 2009 and Lease Modification dated June 7. 2012a January 17, 2014, the enclosed Clause 1.1 (g) dated January 25. 2016.

Add to Clause 1.1 (h) of the Lease Agreement dated July 23. 2009 and Lease Modification dated June 7. 2012, January 17. 2014, the enclosed Clause 1.1 (h) dated January 25. 2016.

IT IS FURTHER AGREED between the parties that this Lease Amendment Agreement shall be effective as of the date of execution of this agreement by both parties.

IT IS FURTHER AGREED between the parties hereto that this Agreement shall from the date hereof, be read and construed along with the said Lease and any other Lease Amendment Agreement(s) prior to the date hereof and treated as a part thereof for such purposes and so far as may be necessary to effectuate these presents and the said Lease is so amended together with all covenants, agreements and provisions therein contained and shall remain in full force and effect. In as far as this Lease Amendment Agreement is in conflict with any prior Lease Amendment Agreement, this agreement shall supersede the same.

THIS INDENTURE shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

WHENEVER the singular or masculine is used throughout this Indenture, the same shall be construed as meaning the plural or the feminine or body corporate or politic, as the context or parties so requires.

IN WITNESS WHEREOF the parties hereto have hereunto set their respective hands this 1st day of February.

BY THE LANDLORD:
BENCHMARK ESTATE (2009)

/s/ Director of Operations
Benchmark Director of Operations

BY THE TENANT:
DSG TAG SYSTEMS INC.

/s/ Robert Silzer
Robert Silzer

EOE
Attached: amended clauses of Lease Agreement.

DSG Tag Systems Inc.
5455 - 152nd Street, Unit 214, Surrey, BC

1.1 (f) Extended Term:
three (3) months, subject to the Tenant negotiating a Lease with the Landlord for this or another space in the building prior to March 3 l, 2016. If no agreement has been signed, the Landlord reserves the right to terminate the Lease on March 31, 2016.

1.1 (g) Commencement Date of Extended Term:	The Term will commence on February 1, 2016 and end on April 30, 2016.

1.1 (h) Minimum Rent for Extended Term:

Year of the Term	Per Sq. Ft.	Per Annum	Per Month
2nd Floor Office - 2597 sq. ft.
From February 1, 2016 to and
including April 30, 2016	$25.50	$66,223.56	$5,5 18.63

BENCHMARK
Group of Companies

4/4/2016

LEASE MODIFICATION

WHEREAS by a Lease Agreement dated July 23, 2009 and Lease Modification dated June 7. 2012, January 17. 2014, and January 21, 2016 (hereinafter referred to as "the Lease”:), between DSG TAG SYSTEMS INC. as Tenant and BENCHMARK ESTATE (2009), as Landlord, the Tenant did lease the following Premises for a three (3) year term:

5455 - 152nd Street. Unit 214
Surrey, British Columbia
Parcel Identifier: 027-565-726
Lot A, Section 3, Township 2 and of District Lot 167 Group 2
Plan BCP37163
New Westminster District
(Hereinafter called the "Premises")

All of which is described in the Lease;

AND WHEREAS it has been agreed between the parties that the Lease be amended as hereinafter provided.

AND WHEREAS it has been agreed between the parties that the Lease is extended by an additional two (2) months at Minimum Rent rates as outlined as hereinafter provided.

NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of the premises and of the sum of ONE ($1.00) Dollar now paid by the Tenant to the Landlord (the receipt whereof is hereby acknowledged), the parties agreed to modify the Lease as follows:

Add to Clause 1.1(ft of the Lease Agreement dated July 23. 2009 and Lease Modification dated June 7. 2012, January 17, 2014, January 21, 2016, the enclosed Clause 1.1(f) dated April 4. 2016.

Add to Clause 1.ltd) of the Lease Agreement dated July 23, 2009 and Lease Modification dated June 7, 2012. January 17, 2014, January 21, 2016, the enclosed Clause 1.1(q=) dated April 4,  2016.

Add to Clause 1.1(h) of the Lease Agreement dated July 23, 2009 and Lease Modification dated June 7. 2012, January 17, 2014, January 21. 2016, the enclosed Clause 1.1(h) dated April 4, 2016.

IT IS FURTHER AGREED between the parties that this Lease Amendment Agreement shall be effective as of the date of execution of this agreement by both parties.

IT IS FURTHER AGREED between the parties hereto that this Agreement shall from the date hereof, be read and construed along with the said Lease and any other Lease Amendment Agreement(s) prior to the date hereof and treated as a part thereof for such purposes and so far as may be necessary to effectuate these presents and the said Lease is so amended together with all covenants, agreements and provisions therein contained and shall remain in full force and effect. In as far as this Lease Amendment Agreement is in conflict with any prior Lease Amendment Agreement, this agreement shall supersede the same.

THIS INDENTURE shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

WHENEVER the singular or masculine is used throughout this Indenture, the same shall be construed as meaning the plural or the feminine or body corporate or politic, as the context or parties so requires.

IN WITNESS WHEREOF the parties hereto have hereunto set their respective hands this 7 day of April.

BY THE LANDLORD:
BENCHMARK ESTATE (2009)

/s/ Director of Operations
Benchmark Director of Operations

BY THE TENANT:
DSG TAG SYSTEMS INC.

/s/ Robert Silzer
Robert Silzer

EOE
Attached: amended clauses of Lease Agreement.

DSG Tag Systems Inc.
5455 - 152nd Street, Unit 214, Surrey, BC

1.1 (f) Extended Term:	Two (2) months, plus the balance of the calendar month if the Commencement Date occurs on a day other than the first day of the month.

1.1 (g) Commencement Date of Extended Term:	The Term will commence on May 1, 2016 and end on July 31, 2016.

1.1 (h) Minimum Rent for Extended Term:

Year of the Term	Per Sq. Ft.	Per Annum	Per Month
2nd Floor Office - 2597 sq.ft.
From May 1, 2016 to and
including July 31, 2016	$25.50	$66,223.56	$5,5 18.63